STRUCTURAL TERM SHEET ADDENDUM                                 JPMCC 2005-LDP2

                        APPROXIMATE SECURITIES STRUCTURE



PUBLICLY OFFERED CLASSES
------------------------

             EXPECTED RATINGS      APPROXIMATE FACE       CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
   CLASS   (MOODY'S/FITCH/S&P)   OR NOTIONAL AMOUNT(1)   (% OF BALANCE)(2)   AVG. LIFE (YEARS)(3)        WINDOW(3)

 A-1           Aaa/AAA/AAA          $   98,893,000            30.000%                2.65             7/05 - 1/10
 A-2           Aaa/AAA/AAA          $  257,128,000            30.000%                4.91             2/10 - 6/10
 A-3           Aaa/AAA/AAA          $  367,428,000            30.000%                6.97             5/11 - 5/13
 A-3A          Aaa/AAA/AAA          $  122,717,000            30.000%                6.97             1/10 - 12/14
 A-4           Aaa/AAA/AAA          $  561,321,000            30.000%                9.81             11/14 - 5/15
 A-SB          Aaa/AAA/AAA          $  123,438,000            30.000%                7.01             1/10 - 12/14
 A-M           Aaa/AAA/AAA          $  247,946,000            20.000%                9.90             5/15 - 5/15
 A-MFL         Aaa/AAA/AAA          $   50,000,000            20.000%                9.90             5/15 - 5/15
 A-J           Aaa/AAA/AAA          $  216,011,000            12.750%                9.98             5/15 - 6/15
 X-2           Aaa/AAA/AAA          $2,909,929,000              N/A                   N/A                 N/A
 B             Aa1/AA+/AA+          $   18,621,000            12.125%                9.98             6/15 - 6/15
 C              Aa2/AA/AA           $   40,968,000            10.750%                9.98             6/15 - 6/15
 D             Aa3/AA-/AA-          $   26,070,000             9.875%                9.98             6/15 - 6/15
 E               A1/A+/A+           $   26,070,000             9.000%                9.98             6/15 - 6/15
 F                A2/A/A            $   29,795,000             8.000%                9.98             6/15 - 6/15




PRIVATELY OFFERED CLASSES
-------------------------

             EXPECTED RATINGS      APPROXIMATE FACE      CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
   CLASS   (MOODY'S/FITCH/S&P)  OR NOTIONAL AMOUNT(1)   (% OF BALANCE)(2)   AVG. LIFE (YEARS)(3)        WINDOW(3)

 X-1           Aaa/AAA/AAA         $2,979,460,402             N/A                  N/A                    N/A
 A-1A          Aaa/AAA/AAA         $  554,697,000            30.000%               N/A                    N/A
 G               A3/A-/A-          $   26,070,000             7.125%               N/A                    N/A
 H            Baa1/BBB+/BBB+       $   44,692,000             5.625%               N/A                    N/A
 J             Baa2/BBB/BBB        $   29,795,000             4.625%               N/A                    N/A
 K            Baa3/BBB-/BBB-       $   37,243,000             3.375%               N/A                    N/A
 L             Ba1/BB+/BB+         $   11,173,000             3.000%               N/A                    N/A
 M              Ba2/BB/BB          $   14,897,000             2.500%               N/A                    N/A
 N             Ba3/BB-/BB-         $   11,173,000             2.125%               N/A                    N/A
 O               B1/B+/B+          $    7,449,000             1.875%               N/A                    N/A
 P                B2/B/B           $    7,449,000             1.625%               N/A                    N/A
 Q               B3/B-/B-          $   11,173,000             1.250%               N/A                    N/A
 NR              NR/NR/NR          $   37,243,402             N/A                  N/A                    N/A


(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2)  The credit support percentages set forth for Class A-1, Class A-2, Class
     A-3, Class A-3A, Class A-4, Class A-SB and Class A-1A certificates are represented in the aggregate. The credit support percentages set forth for
     Class A-M and Class A-MFL Certificates are represented in the aggregate.

(3)  The weighted average life and period during which distributions of principal would be received with respect to each Class of Certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations--Weighted Average Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date, as applicable, and (c) no excess interest is generated on the mortgage loans.

                                     1 of 3

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL TERM SHEET ADDENDUM                                 JPMCC 2005-LDP2

                              STRUCTURAL OVERVIEW

o    For the purposes of making distributions to the Class A-1, A-2, A-3, A-3A,
     A-4, A-SB and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group 1" and "Loan Group 2").
     Generally, interest and principal distributions on the Class A-1, A-2, A-3,
     A-3A, A-4 and A-SB Certificates will be based on amounts available relating to Loan Group 1 and interest and principal distributions on the Class A-1A
     Certificates will be based on amounts available relating to Loan Group 2.

o    Interest payments will be made concurrently to the Class A-1, A-2, A-3,
     A-3A, A-4, A-SB and A-1A Certificates (pro rata to the Class A-1, A-2, A-3,
     A-3A, A-4 and A-SB Certificates, from Loan Group 1, and to the Class A-1A
     Certificates from Loan Group 2, the foregoing classes, collectively, the
     "Class A Certificates"), Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid to the Class A-M
     Certificates and Class A-MFL Regular Interest (and the fixed interest payment on the Class A-MFL Regular Interest will be converted under a swap contract to a floating interest payment to the Class A-MFL Certificates as described in the prospectus supplement), pro rata, and then, after payment of the principal distribution amount to such Classes (pro rata), interest will be paid sequentially to the Class A-J, B, C, D, E, F, G, H, J, K, L,
     M, N, O, P, Q and NR Certificates.

o    For purposes of distributions of principal, the Class A-3A Certificates will be deemed to consist of two Components: a Class A-3 Component and a
     Class A-SB Component. The Class A-3A Certificates will be entitled to receive distributions of principal pro rata with the Class A-3 Certificates
     (based upon its related Class A-3 Component principal balance) and pro rata with the Class A-SB Certificates (based upon its related Class A-SB
     Component principal balance) in a manner designed to replicate ownership of a percentage interest in each of the Class A-3 and Class A-SB Certificates.
     Payments of principal on the Class A-3A Certificates will be made pursuant to the distribution priorities described in the prospectus supplement in the same priority as the Class A-3 Certificates (with respect to its Class
     A-3 Component) and in the same priority as the Class A-SB Certificates
     (with respect to its Class A-SB Component).

o    The pass-through rates on the Class A-4, Class A-SB, Class A-M, Class A-1A,
     Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
     Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q and
     Class NR Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and
     (iv) the rate described in clause (ii) above less a specified percentage.
     In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o    The pass-through rates on the Class A-MFL Certificates will be based on
     LIBOR plus a specified percentage, provided, that interest payments made under the swap contracts are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the Class A-MFL accrual period. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-MFL Certificates may convert to a fixed rate subject to a cap at the weighted average of the net mortgage rate. See "Description of the Swap Contract--The Swap Contract" in
     the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-MFL Certificates. See "Certain ERISA
     Considerations" in the prospectus supplement.

o    All Classes, except for the Class A-MFL Certificates, will accrue interest on a 30/360 basis. The Class A-MFL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class
     A-MFL Certificates converts to a fixed rate (subject to a cap at the weighted average of the net mortgage rates), interest on such Class will accrue on a 30/360 basis.

                                     2 of 3

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL TERM SHEET ADDENDUM                                 JPMCC 2005-LDP2

                              STRUCTURAL OVERVIEW

o    Generally, the Class A-1, A-2, A-3, A-3A, A-4 and A-SB Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A
     Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-3A, A-4 and A-SB Certificates have been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-M and Class A-MFL Certificates through
     Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed
     (without regard to loan group) to the Class A-1, A-2, A-3, A-3A, A-4, A-SB and A-1A Certificates on a pro rata basis. Principal will generally be distributed on each Distribution Date to the Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except that the Class
     A-3A and A-SB Certificates are entitled to certain priority with respect to being paid down to their planned principal balance as described in the prospectus supplement). After the certificate balances of the Class A-1,
     A-2, A-3, A-3A, A-4, A-SB and A-1A Certificates have been reduced to zero, principal payments will be paid to the Class A-M and Class A-MFL
     Certificates, pro rata, until the certificate balance for such classes has been reduced to zero and then sequentially to the Class A-J, B, C, D, E, F,
     G, H, J, K, L, M, N, O, P, Q and NR Certificates, until the certificate balance for each such Class has been reduced to zero. The Class X-1 and
     Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

o    Losses will be borne by the Classes (other than the Class X-1 and X-2
     Certificates) in reverse sequential order, from the Class NR Certificates up to the Class A-J Certificates, then, pro rata, to the Class A-M and
     Class A-MFL Certificates and then, pro rata, to the Class A-1, Class A-2,
     Class A-3, A-3A, Class A-4, Class A-SB and Class A-1A Certificates (without regard to loan group or the Class A-SB planned principal balance).

o    Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates
     (other than the Class A-MFL Certificates and the Class X-2 Certificates)
     and the Class A-MFL Regular Interest and the Class A-1A, G, H, J and K
     Certificates in the following manner: the holders of each class of offered certificates (other than the Class A-MFL Certificates and the Class X-2
     Certificates) and the Class A-MFL Regular Interest and the Class A-1A, G,
     H, J and K Certificates will receive, (with respect to the related Loan
     Group, if applicable in the case of the Class A-1, A-2, A-3, Class A-3A,
     A-4, A-SB and A-1A Certificates) on each Distribution Date an amount of
     Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1
     Certificates). Any Yield Maintenance Charges payable to the Class A-MFL
     Regular Interest will be paid to the Swap Counterparty.



               Group Principal Paid to Class       (Pass-Through Rate on Class - Discount Rate)
     YM    x  -------------------------------  x  ----------------------------------------------
   Charge        Group Total Principal Paid          (Mortgage Rate on Loan - Discount Rate)


o    Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 Certificates.

o    The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
     P&I Advance will be reduced in proportion to such adjustment.

                                     3 of 3

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.